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                              EMPLOYMENT AGREEMENT

The Employment Agreement ("Agreement") is entered into between Spiegel, Inc., a Delaware corporation ("the Company") and Geralynn Madonna (the "Executive").

WHEREAS, the Company wishes to employ the Executive as the President of Spiegel Catalog, Inc. and Newport News, Inc.; and

WHEREAS, the Company and the Executive desire to memorialize the terms of their employment relationship as set forth herein;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, the Company and the Executive agree as follows:

1.   Employment

1.1 Term. Subject to the approval by the Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"), the Company hereby employs the Executive and the Executive hereby agrees to be employed by the Company upon the terms and subject to the conditions contained in this Agreement. The Executive's term of employment (the "Term") with the Company shall be for the period commencing as of April 1, 2003 (the "Effective Date") and terminating as of March 31, 2005, unless otherwise terminated pursuant to Articles 3 and 4 of this Agreement. In the event that the Company desires to enter into an employment agreement with the Executive for a period after the Term, Company shall provide the Executive with the proposed employment agreement covering the new term of employment at least six (6) months prior to the last day of the Term.

1.2 Position and Duties. The Executive shall hold the position of President of Spiegel Catalog, Inc. and Newport News, Inc. and shall perform such duties and responsibilities and attain such performance objectives established from time to time. The Executive shall report directly to the Interim Chief Executive Officer of Spiegel Inc. or the Chief Executive Officer of Spiegel Inc. as the case may be (the "Spiegel CEO") or such other individual(s) as designated by the Spiegel CEO (including, without limitation, any designee pursuant to Article 4 of this Agreement). The Spiegel CEO may, in his sole discretion, require the Executive to perform duties and responsibilities on behalf of any of the Company's affiliates. In the event that the Executive shall transfer to an affiliate of the Company, then the Company shall thereafter be defined for the purpose of this Agreement as the name of such affiliate.

1.3 Standard of Care. During the Term, the Executive agrees to devote her attention and energies to the Company's business and shall not engage in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage unless such business activity is approved by the Spiegel CEO or such other individuals as designated by him. However, subject to approval by the Spiegel CEO, the Executive may serve as a Director of other companies, so long as such service does not conflict with the interests of the Company.

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2.   Compensation.

2.1 Annual Base Salary. The Executive's annual base salary shall be Seven Hundred Thousand Dollars ($700,000) ("Annual Base Salary") payable in accordance with the Company's regular payroll practices. On each January 1 during the Term thereafter, the Executive's Annual Base Salary shall be reviewed by the Spiegel CEO or his designee, and changes, if any, shall be in his sole discretion. Any change in the Executive's Annual Base Salary shall occur in conjunction with the Company's normal merit review schedule for other officers of the Company.

2.2 Guaranteed Bonus. For the fiscal year ending December 31, 2003, the Executive shall receive a portion of the Incentive Bonus (defined below) in the amount of Five Hundred and Twenty Five Thousand Dollars ($525,000) (the "Guaranteed Bonus") payable at the time such bonuses are paid to the Company's employees generally, provided that, except as set forth in Sections 3.1, 3.3 and 4.3 below, the Executive remains employed by the Company as of the last day of such fiscal year.

2.3 Key Employee Retention Program Participation. Subject to approval of the Key Employee Retention Program (the "KERP") by the Bankruptcy Court the Executive shall be a participant in the KERP attached hereto as Exhibit A. Subject to the terms and conditions of each of this Agreement and the KERP, the Executive shall be eligible to receive a retention bonus in the amount of Four Hundred and Fifty Five Thousand Dollars ($455,000) (the "Retention Bonus") and shall be eligible to earn an incentive bonus in the target amount of Eight Hundred Fifty Seven Thousand Five Hundred Dollars ($857,500) (the "Incentive Bonus") which amount includes the Guaranteed Bonus of $525,000 described in Section 2.2.

2.4 Retirement Benefits. During the Term, the Executive shall be entitled to participate in all qualified and non-qualified retirement programs including, without limitation, the Value in Partnership Profit Sharing and 401(k) Savings Plan (the "VIP") and the Supplemental Executive Retirement Program (the "SERP"), offered to peer level Executives at the Company, subject to the terms and eligibility requirements as defined by each plan as in effect from time to time.

2.5 Employee Benefits and Perquisites. During the Term, the Executive shall be entitled to the benefits provided to peer-level executives of the Company, subject to the terms and eligibility requirements for each such program as in effect from time to time. The Executive shall be entitled to five (5) weeks paid vacation annually. The Executive shall also be eligible for three (3) personal days annually.

2.6 Executive Perquisite Allowance. During the Term, the Executive shall receive an annual allowance of Twenty Thousand Dollars ($20,000) payable in equal installments in accordance with the Company's regular payroll practices.

2.7 Special Bonus. The Executive shall receive a bonus (the "Special Bonus") in the amount of One Hundred Thousand Dollars ($100,000) which shall be paid on August 29, 2003.

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2.8  Right to Change Plans. Notwithstanding anything in the Agreement to the contrary, the Company in its sole discretion may amend, discontinue, terminate, substitute, or maintain any qualified or non-qualified benefit plan or program.

2.9 Execution of a Release and Settlement Agreement. Executive shall be eligible to receive the additional compensation described in Sections 3.1, 3.3, 3.3, 3.4 and 4.3 only if the Company and Executive execute a mutually satisfactory Release and Settlement Agreement.

3.   Notice of Termination of Employment

     In the event of the Executive's termination of employment with the Company prior to the expiration of the Term, the Executive shall be entitled to receive the payments and benefits (the "Severance Benefits") set forth below in this
Article 3 or Article 4. Executive agrees that by accepting any of the Severance Benefits set forth in this Agreement, she waives her right to any severance benefits under any Company policy, plan or procedure. Executive further agrees that acceptance of Severance Benefits under any Section of this Agreement waives Executive's rights to Severance Benefits under any other Section of this Agreement.

3.1 Termination Due to Retirement, Death or Incapacity. If, prior to the expiration of the Term, the Executive's employment is terminated by reason of retirement, death or incapacity (as described below), the Company's obligation under this Agreement shall immediately terminate. Notwithstanding the foregoing, the Company shall be obligated for the following through the effective date of such termination (to the extent that such amounts have not been previously paid):

          (a) any Annual Base Salary accrued through the effective date of such termination;

          (b)  the Special Bonus

          (c) the pro rata portion of the Guaranteed Bonus and a pro rata portion of the Incentive Bonus, if any, for the fiscal year in which such termination occurs (less the Guaranteed Bonus);

          (d)  any accrued but unused vacation pay; and

          (e) all other rights and benefits the Executive is vested in pursuant to other plans and programs of the Company.

     In the event of the Executive's termination of employment due to Executive's death, her date of termination shall be the date of death.

     In the event the Executive shall be unable to perform all of the Executive's duties hereunder by reason of illnesses, physical or mental disability or other similar incapacity which inability has continued or could reasonably be expected to continue for more than ninety (90) days, the Company has the right to immediately terminate the Executive's employment.

     The benefits described in Sections 3.1 (a) and (d) shall be paid in cash to the Executive in a single lump sum as soon as practicable following the effective date of termination. All other payments due to the Executive upon termination of employment shall be paid in accordance with the terms of such applicable plans or programs. With the exception of the covenants contained in Article 6 herein

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     (which shall survive such termination), the Company and the Executive thereafter shall have no further obligations under this Agreement.

3.2 Voluntary Termination by the Executive. The Executive may terminate her employment with the Company at any time by giving the Spiegel CEO, written notice of her intent to terminate, delivered at least three (3) months prior to the effective date of termination. The termination automatically shall become effective upon the expiration of the three (3) month notice period. Notwithstanding the foregoing, the Spiegel CEO may waive the three
     (3) month notice period; however, the Executive shall be entitled to receive the compensation described in Sections 2.1, 2.4, 2.5 and 2.6 for the three (3) month notice period, subject to the eligibility and participation requirements of such plans and programs. The Executive shall also be entitled to receive the Special Bonus in the event it has not been paid as of the date of such voluntary termination.

     In the event of a voluntary termination the Executive shall be entitled to all her vested amounts in the VIP and SERP plans, as defined by the vesting schedule in effect at the time of termination.

3.3 Involuntary Termination. At all times during the Term, the Spiegel CEO, or such other individuals as designated by him may terminate the Executive's employment for reasons other than death, incapacity, retirement or for Misconduct by providing to the Executive a Notice of Termination, at least three (3) months prior to the effective date of termination (an "Involuntary Termination"). Such notice of Involuntary Termination shall be irrevocable absent express, mutual consent of the parties.

     Upon the effective date of an Involuntary Termination, following the expiration of the three (3) month notice period, the Company shall pay or provide the following to the Executive.

          (a)  The amounts set forth in either clause (i) or clause (ii) in this
               Section 3.3(a) which shall be determined based on the effective date of the Involuntary Termination:

               (i) in the event the effective date of an Involuntary Termination occurs on or prior to the effective date of a plan of reorganization of the Company, an amount equal to two (2) times the Executive's Annual Base Salary established for the fiscal year in which the effective date of an Involuntary Termination occurs; or

               (ii) in the event the effective date of an Involuntary
                    Termination occurs following the effective date of a plan of reorganization of the Company, an amount equal to the greater of (x) one times the Executive's Annual Base Salary in effect on the date such Involuntary Termination occurs and (y) the balance of the Annual Base Salary that would have been paid to the Executive if she had remained employed through the remainder of the Term;

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          (b)  The following amounts, but only to the extent such amounts have not been paid as of the time of the Involuntary Termination:

               (i)  the Guaranteed Bonus,

               (ii) the Retention Bonus,

               (iii) the Special Bonus, and

               (iv) the pro rata portion of the Incentive Bonus, if any, for the fiscal year in which such termination occurs (less the Guaranteed Bonus).

          (c) Any accrued but unused vacation through the effective date of termination.

          (d) All other benefits to which the Executive has a vested right at the time according to the provisions of the governing plan or program, through the effective date of termination. All other benefits shall include Company matching and profit sharing allocations contributed on the Executive's behalf to the VIP and the SERP. In the event of an Involuntary Termination the Executive shall be considered 100% vested in all funds in her VIP and SERP Plans as of the date of termination in accordance with the terms of such plans as in effect from time to time.

     The benefits described in Sections 3.3 (a)(i) or (ii), and (c) shall be paid in cash to the Executive in a single lump sum as soon as practicable following the effective date of the Involuntary Termination. All other payments due to the Executive upon the Involuntary Termination of employment shall be paid in accordance with the terms of such applicable plans or programs. With the exception of the covenants contained in Article 6 herein (which shall survive such termination), the Company and the Executive thereafter shall have no further obligations under this Agreement.

3.4 Offer of Proposed Employment Agreement. Pursuant to Section 1.1, if Company elects to present to Executive a proposed new employment agreement for a new term (the "Proposed Employment Agreement"), it will be provided to Executive at least six (6) months prior to the end of the Term. In the event that prior to the end of the Term the Company fails to offer the Proposed Employment Agreement within twenty (20) days after receiving written notice from Executive detailing such failure, the Company shall pay the Executive, within thirty (30) days following the expiration of the Term, an amount equal to one (1) times the Executive's Annual Base Salary in effect at such time, provided that the Executive is no longer employed by the Company or any of its affiliates.

3.5 Termination for Misconduct. Nothing in this Agreement shall be construed to prevent the Spiegel CEO, or such other individuals as designated by him from terminating the Executive's employment under this Agreement for Misconduct.

     In the event the Executive's employment under this Agreement is terminated by the Spiegel CEO, or such other individuals as designated by him for Misconduct, the Company shall pay the Executive her Annual Base Salary and accrued vacation pay pro-rated through the effective date of termination, and the Executive shall immediately thereafter forfeit all rights and benefits (other than vested benefits) she would otherwise have been entitled to receive under this

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     Agreement, including, without limitation, any benefits under Section 2.3 of this Agreement. The Company and the Executive thereafter shall have no further obligations under this Agreement with the exception of the covenants contained in Article 6 herein (which shall survive such termination).

     "Misconduct" shall mean (i) a breach by the Executive of the duties and responsibilities of the Executive under this Agreement or any breach by the Executive of any term of this Agreement and the continued failure of Executive to cure such breach within ten (10) days after written notice of such breach and demand for performance has been given by the Company to the Executive, (ii) the willful engaging by the Executive in conduct that is injurious to the business, reputation, character, or community standing of the Company or its affiliates, (iii) the engaging by the Executive in dishonest, fraudulent, or unethical conduct or in other conduct involving moral turpitude to the extent that in the reasonable judgment of the Spiegel CEO, or such other individuals as designated by him, the Executive's reputation and credibility no longer conform to the standards expected of the Company's executives, (iv) the Executive's admission, confession, plea bargain to or conviction in a court of law of any crime or offense involving misuse, or misappropriation of money or other property, a felony, fraud or moral turpitude, or (v) a violation of any statutory or common law duty to the Company or its affiliates, including, but not limited to, the duty of loyalty.

4.   Change in Control

4.1 Employment Termination Within Twenty Four (24) Months Following a Change in Control of the Company. Under certain circumstances set forth below, Executive shall be entitled to receive from the Company Change in Control ("CIC") Severance Benefits ("CIC Severance Benefits") if there has been a CIC of the Company.

4.2 Qualifying CIC Termination. The occurrence of any one or more of the following events ("Qualifying CIC Termination") within twenty four (24) months following the effective date of a CIC of the Company shall trigger the payment of CIC Severance Benefits:

          (a) An Involuntary Termination of the Executive's employment evidenced by a Notice of Termination delivered to the Executive; or

          (b) A resignation by the Executive in the event that the Company or any Successor Company, as defined in Section 5.3, materially breaches any provision of this Agreement and does not cure such breach within (30) days of receiving a written notice from the Executive with such notice explaining in reasonable detail the facts and circumstances claimed to provided a basis for the Executive's claim.

4.3 Severance Benefits Paid upon a Qualifying CIC Termination. In the event of a Qualifying CIC Termination, the Company shall pay or provide the following to the Executive.

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          (a)  An amount equal to two (2) times the Executive's Annual Base
               Salary established for the fiscal year in which the effective date of termination occurs.

          (b) The following amounts, but only to the extent such amounts have not been paid as of the time of the Qualifying CIC Termination:

               (i)  the Guaranteed Bonus,

               (ii) the Retention Bonus,

               (iii) the Special Bonus

               (iv) the pro rata portion of the Incentive Bonus if any, for the fiscal year in which such termination occurs (less the Guaranteed Bonus).

          (c) Any accrued but unused vacation through the effective date of termination.

          (d) All other benefits to which the Executive has a vested right at the time according to the provisions of the governing plan or program, through the effective date of termination. All other benefits shall include Company matching and profit sharing allocations contributed on the Executive's behalf to the VIP and the SERP. In the event of a Qualifying CIC Termination the Executive shall be considered 100% vested in all funds in her VIP and SERP Plans as of the date of termination in accordance with the terms of such plans as in effect from time to time.

     The benefits described in Sections 4.3 (a), and (c) shall be paid in cash to the Executive in a single lump sum as soon as practicable following the effective date of termination. All other payments due to the Executive upon termination of employment shall be paid in accordance with the terms of such applicable plans or programs. With the exception of the covenants contained in Article 6 herein (which shall survive such termination), the Company and the Executive thereafter shall have no further obligations under this Agreement.

4.4 "Change in Control" or CIC" means the consummation of any of the following events:

          (a) Any merger or consolidation of the Company with or into another entity; provided that as a result thereof, the owners, as of the Effective Date, of the Company cease to own, directly or indirectly, an aggregate of more than fifty percent (50%) of the outstanding equity ownership of the surviving company;

          (b)  The complete liquidation of the Company;

          (c) The sale to a third party of the equity ownership in the Company provided that as a result thereof, owners of the Company as of the Effective Date cease to own, directly or indirectly, an aggregate of more than fifty percent (50%) of the outstanding equity ownership of the Company.

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5.   Assignment

5.1 Assignment by the Company. This Agreement may and shall be assigned or transferred to, and shall be binding upon and shall inure to the benefit of any Successor Company.

     Failure of the Company to obtain the agreement of any Successor Company to be bound by the terms of this Agreement prior to the effective date of any such succession shall be a breach of this Agreement, and shall immediately entitle the Executive, upon her resignation to receive benefits from the Company in the same amount and on the same terms as the Executive would be entitled to receive in the event of an Involuntary Termination as provided in Section 3.3 (failure of assignment not related to a Change in Control) or a Qualifying CIC Termination as provided in Section 4.3 (if failure of assignment follows or is in connection with a Change in Control). Except as herein provided, this Agreement may not otherwise be assigned by the Company.

5.2 Assignment by Executive. This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees. If the Executive dies and any amount is owed to him pursuant to this Agreement, all such amounts, unless otherwise provided herein, shall be paid to Executive's beneficiary in accordance with the terms of the Agreement. If the Executive has not named a beneficiary, then such amounts shall be paid to the Executives' devisee, legatee, or other designee, or if there is no such designee, to the Executive's estate.

5.3 Definition of Successor Company. "Successor Company" for purposes of this Agreement is an entity who is a successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company. Any such Successor Company shall be deemed substituted for all purposes of the "Company" under the terms of this Agreement.

6.   Confidentiality

6.1 Disclosure of Information. The Executive recognizes that he has access to and knowledge of confidential and proprietary information of the Company that is essential to the performance of her duties under this Agreement. The information which the Company regards as confidential and proprietary and/or as trade secrets includes all information, including a formula, pattern, compilation, program, device, method, technique, or process that derives independent economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means, by other persons who can obtain economic value, actual or potential, from its disclosure or use.

     The Executive shall not, during or after her employment by the Company, in whole or in part, disclose such information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever, nor shall he make use of any such information for her own purposes, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain except as required by law or pursuant to administrative or legal process.

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6.2  Covenants Regarding Other Employees. During the Term, and for a period of twelve (12) months following the Executive's termination of employment for any reason, the Executive agrees not to actively solicit directly or indirectly any exempt, supervisory and/or management (as such terms are defined under the Fair Labor Standards Act) employee ("Prohibited Employee") of the Company to terminate his or her employment with the Company or to interfere in a similar manner with the business of the Company. For each breach of this provision by Executive, in addition to the rights and remedies available to the Company as provided in this Agreement, Executive hereby agrees to pay the Company, not as a penalty but as liquidated damages to reimburse the Company for training and recruiting costs incurred in replacing such Prohibited Employee, a sum equal to fifty percent (50%) of the employee's annual salary as of the date of the Prohibited Employee's termination of employment with the Company.

6.3. Non-Competition. During the period beginning on the Effective Date and ending on the first anniversary of the cessation of the employment of the Executive for any reason whatsoever (the "Restricted Period"), the Executive shall not (i) engage, directly or indirectly, in any business anywhere in the world that directly and primarily produces or supplies services or products of the kind produced or supplied by the Company and its subsidiaries and affiliates (collectively, the "Company Group") or (ii) directly or indirectly own an interest in, manage, operate, join or Control (as defined below), lend money or render financial or other assistance to or participate in or be connected with as an officer, employee, partner, shareholder, consultant or otherwise of any person or company that directly and primarily competes with the Company Group in producing or supplying services or products of the kind produced or supplied by the Company Group as of the Date of Termination; provided, however, that, for the purposes of this Section 6.3, ownership of securities having no more than one percent of the outstanding voting power of any competitor, and that are listed on any national securities exchange or traded actively in the national over-the-counter market shall not be deemed to be in violation of this
     Section 6.3 so long as the Executive has no other connection or relationship with such competitor. For purposes of this Section 6.3, the term "Control," as used with respect to any person or company, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person or company, whether through the ownership of voting securities, by contract or otherwise.

7.   Miscellaneous

7.1 Indemnity Protection. In the event that the Executive is personally named in a lawsuit in connection with the services he provides to the Company under this Agreement, the Company shall indemnify the Executive provided that the Executive cooperates in defense of such matter, and that at all times the Executive acted within the scope of her job responsibilities and authority. Notwithstanding the foregoing, the Executive shall have no right of indemnification should a subsequent discovery or a factual determination disclose that the Executive's actions were inconsistent with the foregoing conditions.

7.2 Payment of Legal Fees. Neither the Company nor the Executive shall pay or seek payment of any of the legal fees or other expenses incurred by the other

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     party as a result of any dispute between the parties regarding the validity, enforceability, or interpretation of this Agreement.

7.3 Notices. Any notice or request required or permitted to be given hereunder shall be sufficient if given in writing and delivered personally or sent by registered mail, return receipt requested, as follows: (a) if to the Executive, to her address as set forth in the records of the Company, and
     (b) if to the Company, to the attention of the Vice President-Human Resources of the Company with a copy to the General Counsel, Spiegel, Inc. Either party may designate a different address for delivery of notices in accordance with this Section 7.4. Such notice of a different address for delivery of notices shall be deemed to have been given upon the personal delivery or mailing thereof, as the case may be.

7.4 No Further Benefits. In the event the Executive is entitled to receive any Severance Benefits or any CIC Severance Benefits under this Agreement, he shall not be entitled to any payment or benefit under any other severance plan, program, agreement or similar arrangement of the Company or any of its affiliates.

7.5 Entire Agreement. This Agreement and the KERP supersedes any prior agreements or understandings, oral or written, between the parties hereto or between the Executive and the parties hereto, with respect to the subject matter hereof, and constitutes the entire agreement of the parties with respect thereto.

7.6 Modification. This Agreement shall not be varied, altered, modified, canceled, changed, or in any way amended except by mutual agreement of the parties in a written instrument executed by the parties hereto or their legal representatives.

7.7 Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

7.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

7.9 Governing Law. To the extent not preempted by federal law, the provisions of the Agreement shall be construed and enforced in accordance with the laws of the State of Illinois.

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     IN WITNESS WHEREOF, this Agreement shall become effective as of the first day of the Term upon receipt and execution by the Company of two originals of this Agreement duly executed by the Executive.

Spiegel, Inc.                                 Executive


By: /s/ Anne Linsdau                          /s/ Geralynn Madonna
    -------------------------                 ----------------------------------
Title: SVP Human Resources                    Geralynn Madonna
Date:  7/17/03                                Date:  7/25/03

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